Exhibit 3.2

AMENDED AND RESTATED BY-LAWS

OF

IFS AMBER, INC.

A Delaware corporation
(Adopted as of December [●], 2019)

ARTICLE I

OFFICES

Section 1      Registered Office. The registered office of the corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle. The name of the corporation's registered agent at such address shall be The Corporation Trust Company. The registered office and/or registered agent of the corporation may be changed from time to time by action of the board of directors.

Section 2      Other Offices. The corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1      Annual Meetings. An annual meeting of the stockholders shall be held each year within one hundred twenty (120) days after the close of the immediately preceding fiscal year of the corporation for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place, if any, and/or the means of remote communication, of the annual meeting shall be determined by the board of directors of the corporation. No annual meeting of stockholders need be held if not required by the corporation's certificate of incorporation or by the General Corporation Law of the State of Delaware.

Section 2      Special Meetings. Special meetings of stockholders may be called for any purpose (including, without limitation, the filling of board vacancies and newly created directorships) and may be held at such time and place, within or without the State of Delaware, and/or by means of remote communication, as shall be stated in a written notice of meeting or in a duly executed waiver of notice thereof. Such meetings may be called at any time by the board of directors or the president and shall be called by the president upon the written request of holders of the majority of shares entitled to cast the majority of the votes at the meeting, which written request shall state the purpose or purposes of the meeting and shall be delivered to the president. The date, time and place, if any, and/or remote communication, of any special meeting of stockholders shall be determined by the board of directors of the corporation. Such meetings may be called at any time by the board of directors, the president or the holders of shares entitled to cast the majority of the votes at the meeting.

1

Section 3      Place of Meetings. Place of Meetings. The board of directors may designate any place, either within or without the State of Delaware, and/or by means of remote communication, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the corporation.

Section 4      Notice. Whenever stockholders are required or permitted to take any action at a meeting, written or printed notice stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting and to each director not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally, by mail, or by a form of electronic transmission consented to by the stockholder to whom the notice is given, by or at the direction of the board of directors, the president or the secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the corporation. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (3) if by any other form of electronic transmission, when directed to the stockholder. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (1) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5      Stockholders List. The officer who has charge of the stock ledger of the corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, and/or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible

2

electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 6      Quorum. The holders of a majority of the votes represented by the issued and outstanding shares of capital stock, entitled to vote thereon, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by statute or by the corporation’s certificate of incorporation. If a quorum is not present, the holders of a majority of the shares present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place. When a specified item of business requires a vote by a class or series (if the corporation shall then have outstanding shares of more than one class or series) voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business. When a quorum is once present to commence a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders or their proxies.

Section 7      Adjourned Meetings. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 8      Vote Required. When a quorum is present, the affirmative vote of the majority of votes represented by shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one upon which by express provisions of an applicable law or of the corporation’s certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Where a separate vote by class is required, the affirmative vote of the majority of shares of such class present in person or represented by proxy at the meeting shall be the act of such class.

Section 9      Voting Rights. Except as otherwise provided by the General Corporation Law of the State of Delaware or by the corporation’s certificate of incorporation or any amendments thereto and subject to Section 3 of Article VI hereof, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder. Except as required by law or by the corporation's certificate of incorporation or any amendments thereto, the holders of preferred stock shall not be entitled to vote.

Section 10  Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it

3

is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. At each meeting of the stockholders, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the secretary or a person designated by the secretary, and no shares may be represented or voted under a proxy that has been found to be invalid or irregular.

Section 11  Action by Written Consent. Unless otherwise provided in the corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the state of Delaware, or the corporation's principal place of business, or an officer or agent of the corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested or by reputable overnight courier service, provided, however, that no consent or consents delivered by certified or registered mail shall be deemed delivered until such consent or consents are actually received at the registered office. All consents properly delivered in accordance with this section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days after the earliest dated consent delivered to the corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used; provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Section 12  Action by Facsimile, Email or Other Electronic Transmission Consent. A facsimile, email or other electronic transmission by a stockholder or proxyholder (or by any person authorized to act on such person’s behalf) of a proxy or a written consent to an action to be taken (including the delivery of such a document in the .pdf, .tif, .gif, .peg or similar format attached to an email message) shall be deemed to be written, signed, dated and delivered to the corporation for the purposes of this Article; provided that any such facsimile, email or other

4

electronic transmission sets forth or is delivered with information from which the corporation can determine (A) that the facsimile, email or other electronic transmission was transmitted by the stockholder or proxyholder or by a person authorized to act for the stockholder or proxyholder and (B) the date on which such stockholder or proxyholder or authorized person transmitted such facsimile, email or other electronic transmission. The date on which such facsimile, email or other electronic transmission is transmitted shall be deemed to be the date on which such consent or proxy was signed. Any such facsimile, email or other electronic transmission of a consent or proxy shall be treated in all respects as an original executed consent or proxy and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of the board of directors or the Secretary of the corporation, each stockholder, proxyholder or other authorized person who delivered a consent or proxy by facsimile, email or other electronic transmission shall re-execute the original form thereof and deliver such original to the corporation at its registered office in the State of Delaware, its principal place of business or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. No consent given by facsimile, email or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ARTICLE III
DIRECTORS

Section 1      General Powers. The business and affairs of the corporation shall be managed by or under the direction of the board of directors.

Section 2      Number, Election and Term of Office. The number of directors which shall constitute the first board shall be 2. Thereafter, the number of directors shall be established from time to time by resolution of the board. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. The directors shall be elected in this manner at the annual meeting of the stockholders, except as otherwise provided in Section 4 of this Article III. Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3      Removal and Resignation. Any director or the entire board of directors may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of any class or series are entitled to elect one or more directors by the provisions of the corporation's certificate of incorporation, the provisions of this section shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.

Section 4      Vacancies. Except as otherwise provided in the corporation’s certificate of incorporation, board vacancies and newly created directorships resulting from any increase in the

5

authorized number of directors shall be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

Section 5      Annual Meetings. The annual meeting of each newly elected board of directors shall be held without notice (other than notice under these by-laws) immediately after, and at the same place, if any, as the annual meeting of stockholders.

Section 6      Other Meetings and Notice. Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place, if any, as shall from time to time be determined by resolution of the board of directors and promptly communicated to all directors then in office. Special meetings of the board of directors may be called by or at the request of the president or any director on at least 24 hours notice to each director, either personally, by telephone, by mail or by electronic transmission.

Section 7      Quorum, Required Vote and Adjournment. A majority of the total number of directors then in office authorized shall constitute a quorum for the transaction of business. The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except as otherwise required by the corporation's certificate of incorporation, each director shall be entitled to one vote on exactly the matter presented to the board for approval. Directors then in office holding a majority of the votes (or such greater number required by applicable law) of all directors then in office shall constitute a quorum for the transaction of business. The vote of directors holding a majority of votes present at a meeting at which a quorum is present shall be the act of the board of directors.

Section 8      Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which to the extent provided in such resolution or these by-laws shall have and may exercise the powers of the board of directors in the management and affairs of the corporation, except as otherwise limited by law. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 9      Committee Rules. Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee. Unless otherwise provided in such a resolution, the presence of a majority of the members of the committee then in office shall be necessary to constitute a quorum. In the event that a member and that member's alternate, if alternates are designated by the board of directors as provided in Section 8 of this Article III, of such committee is or are absent or disqualified, the member or

6

members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

Section 10. Executive Committee. The executive committee shall consist of not fewer than two members of the board of directors, as from time to time appointed by resolution of the board of directors, one of whom shall be the chief executive officer. The board of directors shall also designate a member of the executive committee, to be the chairman of the executive committee. The executive committee shall have, to the fullest extent permitted by law, but subject to any specific limitation imposed by the corporation’s certificate of incorporation, these by-laws or a resolution of the board of directors, all power and authority vested in or retained by the board of directors (whether or not the executive committee is specifically mentioned in the statute, the provision of the corporation’s certificate of incorporation or these by-laws, the resolution or any other instrument vesting or retaining any such power or authority), and the executive committee may exercise such power and authority in such manner as it shall deem for the best interest of the corporation in all cases in which specific directions shall not have been given by the board of directors.

Section 11. Audit Committee. The audit committee shall consist of not fewer than two members of the board of directors as shall from time to time be appointed by resolution of the board of directors. No member of the board of directors who is an officer or an employee of the corporation or any subsidiary of the corporation shall be eligible to serve on the audit committee. The audit committee shall review and, as it shall deem appropriate, recommend to the board internal accounting and financial controls for the corporation and accounting principles and auditing practices and procedures to be employed in the preparation and review of financial statements of the corporation. The audit committee shall make recommendations to the board of directors concerning the engagement of independent public accountants to audit the annual financial statements of the corporation and the scope of the audit to be undertaken by such accountants.

Section 12. Compensation Committee. The compensation committee shall consist of not fewer than two members of the board of directors as from time to time shall be appointed by resolution of the board of directors. No member of the board of directors who is an officer or an employee of the corporation or any subsidiary of the corporation shall be eligible to serve on the compensation committee. The compensation committee shall review and, as it deems appropriate, recommend to the president and the board of directors policies, practices and procedures relating to the compensation of managerial and executive level employees and the establishment and administration of employee benefit plans. The compensation committee shall have and exercise all authority under any employee stock option plans of the corporation as the committee described therein (unless the board of directors by resolution appoints any other committee to exercise such authority), and shall otherwise advise and consult with the officers of the corporation as may be requested regarding managerial personnel policies.

Section 13  Communications Equipment. Members of the board of directors or any committee thereof may participate in and act at any meeting of such board or committee by means of conference telephone or other communications equipment by means of which all

7

persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

Section 14  Waiver of Notice and Presumption of Assent. Any member of the board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting, except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

Section 15  Action by Written Consent. Unless otherwise restricted by the corporation’s certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV
OFFICERS

Section 1      Number. The officers of the corporation shall be elected by the board of directors and shall consist of a president and chief executive officer, one or more vice-presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors. Any number of offices may be held by the same person. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except that the offices of president and secretary shall be filled as expeditiously as possible.

Section 2      Election and Term of Office. The officers of the corporation shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3      Removal. Any officer or agent elected by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

8

Section 4 Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term by the board of directors then in office.

Section 5      Compensation. Compensation of all officers shall be fixed by the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the corporation.

Section 6      The President and Chief Executive Officer. The president and chief executive officer shall be the chief executive officer of the corporation; in the absence of the chairman of the board, shall preside at all meetings of the stockholders and board of directors at which he or she is present; subject to the powers of the board of directors, shall have general charge of the business, affairs and property of the corporation, and control over its officers, agents and employees; and shall see that all orders and resolutions of the board of directors are carried into effect. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The president shall have such other powers and perform such other duties as may be prescribed by the board of directors or as may be provided in these by-laws.

Section 7      Vice-presidents. The vice-president, or if there shall be more than one, the vice-presidents in the order determined by the board of directors or by the president, shall, in the absence or disability of the president, act with all of the powers and be subject to all the restrictions of the president. The vice-presidents shall also perform such other duties and have such other powers as the board of directors the president or these by-laws may, from time to time, prescribe.

Section 8      Secretary and Assistant Secretaries. The secretary shall attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the president's supervision, the secretary shall give, or cause to be given, all notices required to be given by these by-laws or by law, shall have such powers and perform such duties as the board of directors, the president or these by-laws may, from time to time, prescribe, and shall have custody of the corporate seal of the corporation. The secretary, or an assistant secretary, shall have authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors, the president, or secretary may, from time to time, prescribe.

Section 9      Treasurer and Assistant Treasurer. The treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation; shall deposit all monies and other valuable

9

effects in the name and to the credit of the corporation as may be ordered by the board of directors; shall cause the funds of the corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the president and the board of directors, at its regular meeting or when the board of directors so requires, an account of the corporation; shall have such powers and perform such duties as the board of directors, the president or these by-laws may, from time to time, prescribe. If required by the board of directors, the treasurer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of treasurer and for the restoration to the corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the treasurer belonging to the corporation. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. The assistant treasurers shall perform such other duties and have such other powers as the board of directors, the president or treasurer may, from time to time, prescribe.

Section 10  Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these by-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

Section 11  Absence or Disability of Officers. In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

ARTICLE V
INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

Section 1      Actions, Suits and Proceedings Other than by or in the Rights of the Corporation. The corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of

10

itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in Section 6 below, the corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the board of directors of the corporation.

Section 2      Actions or Suits by or in the Right of the Corporation. The corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

Section 3      Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee; (ii) an adjudication that the Indemnitee was liable to the corporation; (iii) a plea of guilty or nolo contendere by the Indemnitee; (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purpose hereof to have been wholly successful with respect thereto.

Section 4      Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must notify the corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to

11

assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the corporation to the Indemnitee of its election so to assume such defense, the corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the corporation; (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or ; (iii) the corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

Section 5      Advance of Expenses. Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized in this Article. Such undertaking may be accepted without reference to the financial ability of such person to make such repayment.

Section 6      Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the corporation who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), even though less than a quorum, (b) if there are no such Disinterested Directors, or if such Disinterested Directors so direct, by independent legal counsel (who may be regular legal counsel to the corporation) in a written opinion, (c) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as

12

a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, or (d) a court of competent jurisdiction.

Section 7      Remedies. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction. If the corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the corporation. Neither the failure of the corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the corporation.

Section 8      Subsequent Amendments. No amendment, termination or repeal of this Article or of the relevant provisions of the DGCL or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

Section 9      Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or Disinterested Directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the corporation may, to the extent authorized from time to time by its board of directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

Section 10  Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

13

Section 11 Issuance. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise (inducting any employee benefit plan) against any expense liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 12  Merger or Consolidation. If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

Section 13  Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the corporation, to the fullest extent permitted by an applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 14  Definitions. Terms used herein and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

Section 15  Subsequent Legislation. If the DGCL is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the corporation shall indemnify such persons to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VI
CERTIFICATES OF STOCK

Section 1      Form. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by the president or a vice-president and the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the corporation or its employee or (2) by a registrar, other than the corporation or its employee, the signature of any such president, vice-president, secretary, or assistant secretary may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of

14

shares and date of issue, shall be entered on the books of the corporation. Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the corporation.

Section 2      Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against the corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 3      Fixing a Record Date for Stockholder Meetings. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the board of directors may fix a new record date for the adjourned meeting.

Section 4      Fixing a Record Date for Action by Written Consent. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the

15

corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

Section 5      Fixing a Record Date for Other Purposes. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Section 6      Registered Stockholders. Prior to the surrender to the corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

Section 7      Subscriptions for Stock. Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation.

ARTICLE VII
GENERAL PROVISIONS

Section 1      Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the corporation’s certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the corporation’s certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

16

Section 2 Checks, Drafts or Orders. All checks, drafts, or other orders for the payment of money by or to the corporation and all notes and other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

Section 3      Contracts. The board of directors may authorize any officer or officers, or any agent or agents, of the corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 4      Loans. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Section 5      Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 6      Corporate Seal. The board of directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 7      Voting Securities Owned By Corporation. Voting securities in any other corporation or other entity (such as a limited liability company, limited partnership or trust) held by the corporation shall be voted as directed by the board of directors, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

Section 8      Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

17

Section 9 Exclusive Jurisdiction. Unless otherwise waived by resolution of the Board, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation arising pursuant to any provision of the General Corporation Law of the State of Delaware or the corporation’s certificate of incorporation or by-laws or (iv) any action asserting a claim against the corporation governed by the internal affairs doctrine, except, as to each of (i) through (iv), for any claim for which the Delaware Chancery Court determines there is an indispensable party not subject to its jurisdiction (and such party does not consent to such jurisdiction within ten days of such determination).

Section 10  Section Headings. Section headings in these by-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 11  Inconsistent Provisions. In the event that any provision of these by-laws is or becomes inconsistent with any provision of the corporation’s certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VIII
AMENDMENTS

These by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the board of directors by a majority vote. The fact that the power to adopt, amend, alter, or repeal the by-laws has been conferred upon the board of directors shall not divest the stockholders of the same powers.

ARTICLE IX
CERTAIN BUSINESS COMBINATIONS

The corporation, by the affirmative vote (in addition to any other vote required by law or the corporation’s certificate of incorporation) of its stockholders holding a majority of the shares entitled to vote, expressly elects not to be governed by §203 of the General Corporation Law of the State of Delaware; provided that the amendment of the by-laws adopting this election (a) shall not become effective until October 1, 2020 and (b) shall not apply to any business combination (as defined in said §203) between the corporation and any person who became an interested stockholder (as defined in said §203) of the corporation on or prior to October 1, 2019.

18